SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): December 2, 2002

                        ARDENT COMMUNICATIONS, INC.
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       (Exact Name of Registrant as Specified in Its Charter)

                                 Delaware
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           (State or Other Jurisdiction of Incorporation)


       000-26103                              52-2066769
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(Commission File Number)          (I.R.S. Employer Identification No.)


    6861 Elm Street, 3rd Floor
        McLean, Virginia                                 22101
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(Address of Principal Executive Offices)               (Zip Code)


                             (703) 827-5380
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             (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

     On December 2, 2002, Ardent Communications, Inc.(the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the period of September 1, 2002 through September 30, 2002 which is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

     (c)    Exhibits

            99.1   Monthly Operating Report



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Ardent Communications, Inc.


Date: December 30, 2002            By:  /s/ Ulysses Auger
                                       ---------------------------
                                        Ulysses Auger
                                        CEO